Annual Shareholders’ Meeting May 16, 2016 Exhibit 99.1

Reminder: If you have not yet voted your shares, please do so now by visiting the Judge of Election table at the side of the room.

Forward-Looking Statements This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.   Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.   A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and on Form 10-Q for the quarter ended March 31, 2016, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov).   The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

Rules of Conduct Cameras, recording devices and cell phones are not permitted to be used in the meeting. The display of placards and/or signs is prohibited. Questions from shareholders should be directed to the Chairperson of the meeting during the Question and Answer (Q&A) period. During the Q&A period, please remember to state your name prior to asking your question. During the Q&A period, please limit yourself to one question to give other shareholders the opportunity to speak.

Welcome and Opening remarks Phil Wenger, Chairman, President and CEO

Today’s agenda Business Meeting Proposals: Election of Directors Say on Pay Ratification of appointment of independent auditor Introductions Results of Voting Conclusion of Business Meeting Management Presentation Questions and Answers

Board of Directors

Board of Directors Lisa Crutchfield

Board of Directors Denise L. Devine

Board of Directors Patrick J. Freer

Board of Directors George W. Hodges

Board of Directors Albert Morrison III

Board of Directors Rob Moxley

Board of Directors R. Scott Smith, Jr.

Board of Directors Ron Spair

Board of Directors Mark Strauss

Board of Directors Ernest J. Waters

Senior Management

Senior Management Pat Barrett

Senior Management Phil Rohrbaugh

Senior Management Craig Roda

Senior Management Meg Mueller

Senior Management Curt Myers

Senior Management Angie Sargent

Community Banking Leadership

Community Banking Leadership Gerry Nau North-central and North-eastern Pennsylvania

Community Banking Leadership Jeff Rush Southcentral/Southeastern Pennsylvania and Delaware

Community Banking Leadership John Scaldara Maryland and Virginia

Community Banking Leadership Angela Snyder New Jersey

Jill Carson Fulton Mortgage Company

Dave Hanson Fulton Financial Advisors/ Clermont Wealth Strategies

Report of the Judge of Election

Annual Shareholders’ Meeting May 16, 2016

Phil Wenger, Chairman, President and CEO A Look Back and a Look Ahead

A Valuable Franchise

Banking offices: 243 Asset size: $18.1 billion Team members: 3,681 Shares outstanding:173.4 million Market capitalization:$2.3 billion Book value per share: $11.96 Tangible book value per share*: $8.89 Basic FacTS (at 3/31/16) *Non-GAAP based financial measure. For a reconciliation to the most comparable GAAP measure, please refer to the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

Financial Performance

2015 Highlights Progress in strengthening franchise Strong commercial loan and core deposit growth Improved asset quality Solid fee income Continued focus on efficiency Active capital management

Diluted Earnings Per Share

Return on AVERAGE Assets & Tangible Equity Note: Return an average assets determined by dividing net income for the period indicated by average assets. Return an tangible equity is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. See “Appendix” for listing of Peer Group banks. Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2015. Excludes credit card companies. Source: SNL Financial LC Return on Average Assets Return on Tangible Equity

Average Loan and average Deposit Growth Note: 2011 through 2015 represents December year-over-year change in average loans and average deposits See “Appendix” for listing of Peer Group banks. Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2015. Excludes credit card companies. Source: SNL Financial LC Average Loan Growth Average Deposit Growth

Market disruption Competitors acquired by larger banks Provides us with an opportunity to gain business FFC branches located in disrupted markets saw meaningfully higher rates of new consumer household growth than our branches in other markets.

Non-Performing Loans (NPLs) & NPLs to Loans ($ in Millions) Note: NPLs consist of nonaccrual loans and accruing loans 90 days or more past due.

Provision for credit losses ($ in Millions)

NET INTEREST MARGIN Note: Fully-taxable equivalent. See “Appendix” for listing of Peer Group banks. Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2015. Excludes credit card companies. Source: SNL Financial LC

Efficiency ratio Note: The efficiency ratio is a non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. See “Appendix” for listing of Peer Group banks. Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31, 2015. Excludes credit card companies. Source: SNL Financial LC

Capital Strength Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. Regulatory Capital Ratios & TCE Ratio

Capital Deployment Increased quarterly dividend by $0.01 per share Declared a special dividend of $0.02 per share Repurchased 31.3 million shares of our stock – June 2012 through April 2016 Remaining authorization to repurchase up to $38.8 million in shares through December 2016

A Sustainable Payout Annualized dividend rate per share divided by period-end stock price. Compounded annual growth rate from December 31, 2011 to December 31, 2015. Cash Dividend Per Common Share & Yield CAGR (2) = 17.4%

First Quarter 2016 Performance Diluted earnings per share: $0.22 (flat linked-quarter and year-over-year) Pre-provision net revenue*: increased $5.1 million (11.2%) year-over-year Return on assets: 0.86% Return on tangible equity*: 10.07% Average loans: increased 5.8% from 1st quarter 2015 Average core deposits: increased 9.9% from 1st quarter 2015 Net interest margin improved linked-quarter Most credit metrics improved linked-quarter *Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slides titled, “Non-GAAP Reconciliation” at the end of this presentation.

Fulton financial stock performance and analysts’ recommendations

Stock Performance Stock Price Change FULT Peer (1) Large Banks (2) December 31, 2014 – December 31, 2015 5.26% -3.38% -1.04% December 31, 2012 – December 31, 2015 35.38% 26.11% 46.37% (1) Median price change of Peer Group banks; See “Appendix” for listing of Peer Group banks Median price change of Large Banks, which consist of: Bank of America Corporation, BB&T Corporation, Citigroup, Inc., Fifth Third Bancorp, JPMorgan Chase & Co., KeyCorp, M&T Bank Corporation, PNC Financial Services Group, SunTrust Banks, Inc., U.S. Bancorp, and Wells Fargo & Company. Source: SNL Financial LC

ANALYSTS' EARNINGS ESTIMATES – 2016 PEER GROUP

FULTON FINANCIAL CORPORATION

Rank	Company	HQ State	2016 Median EPS Estimate[1]	2015 Actual Diluted EPS	Percent Change
1	Western Alliance Bancorp	AZ	$2.55	$2.03	25.62%
2	Wintrust Financial Corp.	IL	$3.54	$2.93	20.82%
3	UMB Financial Corp.	MO	$3.11	$2.59	20.08%
4	Northwest Bancshares, Inc.	PA	$0.85	$0.71	19.01%
5	Valley National Bancorp	NJ	$0.65	$0.57	14.04%
6	PrivateBancorp Inc.	IL	$2.56	$2.32	10.13%
7	MB Financial Inc.	IL	$2.26	$2.06	9.71%
8	IBERIABANK Corp.	LA	$4.57	$4.18	9.21%
9	BancorpSouth Inc.	MS	$1.55	$1.43	8.04%
10	TCF Financial Corp.	MN	$1.15	$1.07	7.48%
11	Commerce Bancshares Inc.	MO	$2.73	$2.56	6.64%
12	**Fulton Financial Corporation**	**PA**	**$0.90**	**$0.85**	**5.88%**
13	F.N.B. Corp.	PA	$0.92	$0.87	5.75%
14	FirstMerit Corporation	OH	$1.37	$1.33	3.01%
15	Webster Financial Corp.	CT	$2.23	$2.19	1.83%
16	Umpqua Holdings Corp.	OR	$1.17	$1.15	1.30%
17	United Bankshares Inc.	WV	$1.99	$1.98	0.25%
18	Prosperity Bancshares Inc.	TX	$4.01	$4.09	-1.96%
19	Trustmark Corp.	MS	$1.63	$1.71	-4.68%
20	Old National Bancorp	IN	$0.95	$1.00	-5.00%
21	Hancock Holding Co.	MS	$1.55	$1.77	-12.71%

Average change (2): 6.93%

Median change (2): 7.06%

Notes:

1) *2016 mean analyst estimates as of May 12, 2016.*
2) *Average and median change above represents peer percent changes, excluding Fulton*

Source: SNL Financial LC

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ANALYSTS' RECOMMENDATIONS (AS OF 4/30/16)

FULTON FINANCIAL CORPORATION

• Barclays	Equal Weight
• Boenning & Scattergood	Neutral
• FBR & Co.	Market Perform
• J.P. Morgan	Neutral
• Jefferies	Hold
• Keefe, Bruyette &Woods	Market Perform
• Merion Capital Group	Neutral
• Piper Jaffray	Neutral
• Raymond James	Market Perform
• Sandler O'Neill	Hold
• Standard & Poors	Hold
• SunTrust Robinson Humphrey	Neutral

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Looking ahead

Our Priorities Growth Digital capabilities Data architecture and business intelligence Fair and Responsible banking strategy Leadership and development programs for our team Consumer, commercial and micro-business strategies Operating model/Charter consolidation Compliance/Risk management

Industry-wide Regulatory Landscape The regulatory burden will continue to increase in complexity and scope as Fulton grows. Source: Bankingcomplianceindex.com

Identify Measure & Report Control Monitor Assess Reg. Change Mgmt. Complaint Mgmt. Risk Assessment Monitoring & Testing Audit Issue/Action Plan Mgmt. Policy Governance Training Vendor Mgmt Reporting Frameworks, Functions/Departments, Roles and Responsibilities have been established with growth in mind. We are better equipped to manage the regulatory change than we were 5 years ago. We are proactively discussing what impact growth will have on our business and our customers. We are now focused on ways to streamline our processes. Regulatory and Compliance Infrastructure

Our future GOAL: One bank

Three main business areas Focused on the needs of specific customer segments Consumer Commercial Shared Services

Activities to achieve growth Customer segmentation Process improvements Added/enhanced specialty business lines and products

Our biggest opportunity to acquire, cross-sell and retain NEW customers Enhancing the digital channel for consumers New Website Online deposit products, account openings and loan applications Enhanced Digital Account Management and New Payment Options Persuasive content and information to encourage users to begin the purchase process Use electronic banking channels to open accounts, apply for loans Mobile Touch ID , Mobile Quick Balance , Apple Watch and Enhanced Alerts

Annual Shareholders’ Meeting May 16, 2016

QUESTIONS & ANSWERS May 16, 2016

Annual Shareholders’ Meeting May 16, 2016

Appendix

2015 2014 2013 2012 2011 Efficiency ratio Non-interest expense 480,160 $ 459,246 $ 461,433 $ 449,294 $ 416,242 $ Less: Intangible amortization (247) (1,259) (2,438) (3,031) (4,257) Less: Loss on redemption of TruPS (5,626) - - - - Numerator 474,287 $ 457,987 $ 458,995 $ 446,263 $ 411,985 $ Net interest income (fully taxable equivalent) 518,464 $ 532,322 $ 544,474 $ 561,190 $ 576,232 $ Plus: Total Non-interest income 181,839 167,379 187,664 216,412 187,493 Less: Investment securities (gains) losses (9,066) (2,041) (8,004) (3,026) (4,561) Denominator 691,237 $ 697,660 $ 724,134 $ 774,576 $ 759,164 $ Efficiency ratio 68.61% 65.65% 63.39% 57.61% 54.27% Return on Average Shareholders' Equity (ROE) (Tangible) Net income 149,502 $ 157,894 $ 161,840 $ 159,845 $ 145,573 $ Plus: Intangible amortization, net of tax 161 818 1,585 1,970 2,767 Numerator 149,663 $ 158,712 $ 163,425 $ 161,815 $ 148,340 $ Average shareholders' equity 2,026,883 $ 2,071,640 $ 2,053,821 $ Non-GAAP Reconciliation Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Dollar amounts in thousands. 2,050,994 $ 1,953,396 $ Less: Average goodwill and intangible assets (531,618) (532,425) (534,431) (542,600) (545,920) Average tangible shareholders' equity (denominator) 1,495,265 $ 1,539,215 $ 1,519,390 $ 1,508,394 $ 1,407,476 $ Return on average common shareholders' equity (tangible), annualized 10.01% 10.31% 10.76% 10.73% 10.54% Year Ended December 31, (dollars in thousands)

Non-GAAP Reconciliation Mar 31, Mar 31, Dec 31, 2016 2015 2015 Return on Average Shareholders' Equity (ROE) (Tangible) Net income 38,257 $ 40,036 $ 38,535 $ Plus: Intangible amortization, net of tax - 85 4 Numerator 38,257 $ 40,121 $ 38,539 $ Average shareholders' equity 2,058,799 $ 2,015,963 $ 2,036,769 $ Less: Average goodwill and intangible assets (531,556) (531,732) (531,559) Average tangible shareholders' equity (denominator) 1,527,243 $ 1,484,231 $ 1,505,210 $ Return on average common shareholders' equity (tangible), annualized 10.07% 10.96% 10.16% Three Months Ended

Non-GAAP Reconciliation (Con’T)

Peer Group* *Fulton’s Peer group as of December 31, 2015. Peer comparisons for all historical periods included within this presentation have been updated based on the above peer group for all periods presented. Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation Commerce Bancshares, Inc. Cullen/Frost Bankers, Inc. FNB Corporation FirstMerit Corporation Hancock Holding Company IBERIABANK Corporation International Bancshares Corp. National Penn Bancshares, Inc. Private Bancorp, Inc. Prosperity Bancshares, Inc. TCF Financial Corporation Trustmark Corporation UMB Financial Corporation Umpqua Holdings Corporation Valley National Bancorp Webster Financial Corporation Wintrust Financial Corporation